                                                                   EXHIBIT 10.16




                                   AMENDMENT
                                       TO
                            OPTION AGREEMENTS I & II


                                    BETWEEN


                                 ADAPTEC, INC.


                                      AND


                  TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.


                                JANUARY 1, 1999


























* Portions of this document have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment

                                   AMENDMENT
                                   ---------

     THIS AMENDMENT is made and becomes effective as of January 1, 1999 (the "Effective Date") by Taiwan Semiconductor Manufacturing Co., Ltd. ("TSMC", a company organized under the laws of the Republic of China with its registered address at No. 121, Park Ave. 3, Science Based Industrial Park, Hsinchu, Taiwan, and Adaptec, Manufacturing (s) Pts. Ltd., a company organized under the laws of Singapore with its registered address at 6 Battery Road, 532-00, Singapore, 049909. ("Customer").

RECITALS

     WHEREAS, TSMC currently supplies Customers with wafers and Customer wishes to maintain TSMC's guarantee to continue to supply the wafers;

     WHEREAS, Parties wish to amend the terms of the Option Agreements I and II as set forth herein;

AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:

1. DEFINITIONS

     (a) All definitions under Option Agreements I and II remain the same excepted where stated herein.

     (b) "Wafer Equivalent" used in this Amendment shall mean the number of six-inch wafers based on the equivalency factor for 1998 Bass Capacity. For details of the equivalency factor, please refer to Exhibit A, which will be amended from time to time. Any and all capacity commitments referred to in this Amendment shall be measured in wafer Equivalent.

2. VOLUME COMMITMENT

     All terms and conditions pertaining to this section remain the same as set forth in Option Agreements I and II except where stated herein. The new volume commitment is listed in Exhibit B.

3.  WAFER PRICE

    All terms and conditions pertaining to this section remain the same as set forth in Option Agreements I and II except where stated herein. TSMC agrees to refund to the Customer in the amount of [*] for the overpayment in the calendar year 1998 based on the Option Agreements I and II for the calendar year 1998. TSMC shall distribute the refund in four (4) equal installments to the Customer on January 31, 1999, April 30, 1999, July 31, 1999, and October 31, 1999 respectively.

4.  OTHER PURCHASE TERMS AND CONDITIONS

    All terms and conditions pertaining to this section remain the same as set forth in Option Agreements I and II and Amendment No. 2 to the Foundry Agreement effective as of 21st April, 1997.

5.  OBLIGATION TO PAY OPTION FEE FOR OPTION CAPACITY

    All terms and conditions pertaining to this section remain the same as set forth in Option Agreement II except the amount for the Option Fee shall be $33.6M.

6.  FAILURE TO PURCHASE THE OPTION CAPACITY; FIRST RIGHT OF REFUSAL

    All terms and conditions pertaining to this section remain the same as set forth in Option Agreements I and II.

7.  TERM AND TERMINATION

    All terms and conditions pertaining to this section remain the same as set forth in Option Agreements I and II except that the expiration of this Amendment shall be December 31, 2002.

8.  BOARD APPROVAL

    Customer shall obtain the approval by its board of director of this Amendment, and submit to TSMC, at the time of executing this Amendment, an authentic copy of its board resolution authorizing the representative designated below to execute this Amendment.

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

9.   LIMITATION OF LIABILITY

     All terms and conditions pertaining to this section remain the same as set forth in Option Agreements I and II.

10.  NOTICE

     All terms and conditions pertaining to this section remain the same as set forth in Option Agreements I and II.

11.  ENTIRE AGREEMENT

     This Amendment together with the Option Agreements I and II, including Exhibits A-D attached hereto, constitute the entire Agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings, agreements, dealings and negotiations, oral or written, regarding the subject matter hereof. No modification, alteration or amendment of this Agreement shall be effective unless in writing and signed by both parties. No waiver of any breach or failure by either party to enforce any provision of this Agreement shall be deemed a waiver of any other or subsequent breach, or a waiver of future enforcement of that or any other provision.

12.  GOVERNING LAW

     This Agreement will be governed by and interpreted in accordance with the laws of the State of California.

13.  ARBITRATION

     All terms and conditions pertaining to this section remain the same as set forth in Option Agreements I and II.

14.  ASSIGNMENT

     All terms and conditions pertaining to this section remain the same as set forth in Option Agreements I and II.

15.  CONFIDENTIALITY

     All terms and conditions pertaining to this section remain the same as set forth in Option Agreement I and II.

16.  FORCE MAJEURE

     All terms and conditions pertaining to this section remain the same as set forth in Option Agreements I and II.

     IN WITNESS WHEREOF, the parties, have executed this Agreement as of the date first stated above.

TAIWAN SEMICONDUCTOR                      ADAPTEC MANUFACTURING(S)
MANUFACTURING CO., LTD.                   Ptd. Ltd.

By:  [Signature illegible]                By: /s/ Sam Kazarian
   ---------------------------------         --------------------------------
Name: [Signature illegible]                   Sam Kazarian
     -------------------------------         --------------------------------
Title: Sr. V.P. of TSM Ltd.                   Director and Attorney-In-Fact
      ------------------------------         --------------------------------

                                   EXHIBIT A
                             CAPACITY FACTOR TABLE



-----------------------------------------------------------------------------------------
                                     MASKING
                                    LAYERS(A)
                                   (W/O ESD OR      W-PLUG       COMPLEXITY     CAPACITY
GENERIC TECHNOLOGY                  POLYLMIDE)     LAYERS(B)      INDEX(C)      FACTOR(D)
-----------------------------------------------------------------------------------------
1.5um SPDM (BICMOS)                     *                             *             *
1.2um SPDM (Logic)                      *                             *             *
1.0um SPDM (Logic)                      *                             *             *
1.0um DPDM (BICMOS)                     *                             *             *
0.8um SPDM (Logic)                      *                             *             *
0.8um DPDM (MixMode)                    *                             *             *
0.8um SPTM (Logic Salicide)             *                             *             *
0.8um DPDM (BICMOS)                     *                             *             *
0.6um SPDM (Logic)                      *              *              *             *
0.6um SPTM (Logic)                      *              *              *             *
0.6um DPDM (Mix Mode)                   *              *              *             *
0.6um DPDM (SRAM)                       *                             *             *
0.6um TPSM (DRAM)                       *              *              *             *
0.6um QPDM (DRAM)                       *              *              *             *
0.5um SPDM (Logic)                      *              *              *             *
0.5um SPTM (Logic SACVD)                *              *              *             *
0.5um SPTM (Logic-CMP)                  *              *              *             *
0.5um DPDM (SRAM)                       *              *              *             *
0.5um QPDM (DRAM)                       *              *              *             *
0.35um SPTM (Logic-CMP)                 *              *              *             *
-----------------------------------------------------------------------------------------


Remarks:  (1) Masking Layer of w/f ESD (or Polylmide) = Masking Layer of w/o ESD
              (or Polylmide) + 1
          (2) Masking Layer of Mixed-Mode(DP) = Masking Layer of Logic(EP) + 1
          (3) Completely Index (C) = (A) + (B)/2
          (4) Capacity Factor (D) = (C)/13, normalized to 0.8um SPDM as 1

Date of issue: 6/9/95

NOTE: This table shall be amended from time to time to reflect the update of the technology.


* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                                                       EXHIBIT B

                        CUSTOMER/TSMC COMMITTED CAPACITY



                          UNIT: K 6" WAVER EQUIVALENT
                          ---------------------------

                                   1999      2000      2001      2002
                                   ----      ----      ----      ----
Base Capacity
  (For Options)                     [*]       [*]       [*]        [*]

X% of Base Capacity                 [*]       [*]       [*]        [*]

Option                              [*]       [*]       [*]        [*]

TSMC Committed Capacity
  (Base Capacity +
  Option Capacity)                  [*]       [*]       [*]        [*]

Customer Committed Capacity
  (X% Base Capacity +
  Option Capacity)                  [*]       [*]       [*]        [*]


Option Capacity [*] wafers x [*] per wafer = U.S. $33.6M

Remaining from Deposits for Options I and II: U.S. $33.6M

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                                                       EXHIBIT C

                            INTENTIONALLY LEFT BLANK

                                                                      EXHIBIT D

                                   OPTION FEE



                    Option Capacity
                     (Unit: Wafer            Option Fee
Year                  Equivalent)            (Unit: US$)         Due Date
----                ---------------          -----------         --------
1999                      [*]                  $ 8.4M              Paid

2000                      [*]                  $ 8.4M              Paid

2001                      [*]                  $ 8.4M              Paid

2002                      [*]                  $ 8.4M              Paid


[*] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.